Accounts payable and accrued liabilities (Tables)	12 Months Ended
Dec. 31, 2022
Accounts payable and accrued liabilities [Abstract]
Disclosure of detailed information about accrued expenses and other liabilities

	2022	2021
Trade payables and accruals(1)	$111,222	$66,999
Royalties payable	22,224	23,736
Wages, salaries and benefits payable	7,677	7,534
Amount due on the settlement of derivatives	—	12,878
Amount due to Royal Gold(2)	53,749	64,229
Liability for share-based compensation (note 22)	4,561	11,444
Total accounts payable and accrued liabilities	$199,433	$186,820
(1)Includes provisionally-priced payables at the Molybdenum BU, subject to mark-to-market adjustment (note 26b).
(2)Royal Gold holds a streaming interest in the production at the Mount Milligan Mine. As a result, when a trade receivable is recorded in relation to a third-party customer gold and copper concentrate delivery, a corresponding liability to Royal Gold is recorded.